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                FOR IMMEDIATE RELEASE
                CONTACT:
[LOGO]          Jennifer Harrity
                friendlyway, Inc.
                1255 Battery Street, Suite 200
                Levi's Plaza
                San Francisco, CA 94111
                USA
                Toll-free in U.S. (866) 546-7548
                Tel: (415) 248-8017
                Fax: (415) 288-3334
                E-mail: jharrity@friendlywayinc.com


            Biofarm Announces Name Change to friendlyway Corporation
                          and Symbol Change to FDWY.OB


SAN FRANCISCO, Calif. /April 21, 2005 -- Biofarm, Inc. (OTCBB: BIOF.OB) a developer and marketer of interactive self-service kiosk solutions, is pleased to announce that on April 19, 2005 it filed an Amendment to its Articles of Incorporation changing its name to friendlyway Corporation and, in conjunction with that name change, friendlyway Corporation will trade under the new stock symbol FDWY.OB as of April 22, 2005.

The name change and symbol change results from the completion of a previously announced reverse merger between friendlyway, Inc. and BioFarm, Inc., which closed December 14, 2004, and the subsequent effectiveness on April 19, 2005 of an Amendment to its Articles of Incorporation changing its name to friendlyway Corporation, which amendment was approved by a majority of shareholders on March 9, 2005. In addition to changing its name, the Amendment to its Articles of Incorporation also increases friendlyway Corporation's authorized common stock to 100 million shares. This action by shareholders and the resulting name change and increase in authorized capital effected by the Amendment to friendlyway Corporation's Articles of Incorporation is described in the Information Statement filed by friendlyway Corporation (under its former name Biofarm, Inc.) with the Securities and Exchange Commission on March 28, 2005

"As we continue to seek to grow our business and attempt to attract new clients, partners and investors, it is important that we move toward a transparent and branded company that will be more visible to stakeholders," said Alexander von Welczeck, CEO of friendlyway Corporation, "We are extremely excited about this change and accomplishing this furthers the Company's positioning goals."

friendlyway Corporation, through it's wholly own subsidiary friendlyway, Inc., provides interactive customer communications systems and applications that support targeted marketing programs at points of sale, service, and information. Our platforms allow our clients to deliver multimedia content to their audiences efficiently via interactive devices and displays. Our goal is to support our clients by streamlining their workflows using displays to do more. friendlyway's services are expected to allow its clients to add value for their customers, provide the company with a recurring revenue stream while fostering customer loyalty and stimulating growth. For more information on friendlyway, please contact us at 1-866-KIOSK4U or visit us on the Web at http://www.friendlyway.com.

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Safe Harbor Statement:
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended including statements regarding friendlyway's anticipated revenue, growth in friendlyway's target market, and market trends favorable to friendlyway. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. Important factors that could cause actual results to differ materially from the forward-looking statements include the friendlyway's need to obtain substantial additional capital (through financings or otherwise) to fund its operations, fluctuations in the Company's business results, initial and continuing acceptance of the company's products and services by its clients and the market place, competition and changes in the markets it serves. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.



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